UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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GSR II Meteora Acquisition Corp.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GSR II METEORA ACQUISITION CORP.

418 Broadway, Suite N

Albany, New York 12207

SUPPLEMENT TO PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

On February 8, 2023, GSR II Meteora Acquisition Corp. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and related proxy card (the “Proxy Card”) in respect of the special meeting of stockholders (the “Special Meeting”).

The Company is supplementing the Proxy Statement (the “Supplement”) as set forth herein to reflect certain developments that occurred after February 8, 2023, the date of the Proxy Statement.

The information contained in this Supplement is incorporated by reference into the Proxy Statement. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement shall supersede or supplement the information in the Proxy Statement. Please read the Proxy Statement and the Supplement in their entirety, as together they contain information that is important to your decisions in voting at the Special Meeting.

The information contained in this Supplement speaks only as of March 3, 2023, unless the information specifically indicates that another date applies.

The disclosure under the question heading “What are the potential impacts on the business combination and related transactions resulting from the resignation of Oppenheimer?” on pages 28 and 29 of the Proxy Statement is amended by adding the following paragraph:

Oppenheimer’s waiver of fees for services that they have performed substantially all the work for was an unsolicited, unilateral decision by Oppenheimer that occurred after discussions between Oppenheimer and PubCo related to Oppenheimer’s desired role in the business combination. Oppenheimer informed us that its decision to resign was based on a variety of factors including its evolving views on cryptocurrency, particularly in light of the FTX bankruptcy, as well as our decision to proceed with mailing the definitive proxy statement before final SEC clearance. Except for the forgoing, the waiver was not the result of any disagreement between Oppenheimer and PubCo related to the business or operations of PubCo or the BT Entities or the disclosure in the Proxy Statement. PubCo believes that the resignation of Oppenheimer and the waiver of fees for services that have already been rendered is unusual. Oppenheimer’s responsibilities in the business combination will not be performed by any other party and PubCo is not engaging additional financial advisors to perform Oppenheimer’s responsibilities in the business combination. The surviving obligations in the engagement letter with Oppenheimer relate to indemnification and expense reimbursement and there is no other ongoing relationship. We have discussed this disclosure with Oppenheimer and they agree with the conclusions and risks associated with such outcome. The $4 million fee disclosed on page 22 of the Proxy Statement has been paid to Oppenheimer and relates to their services as an underwriter in the IPO of PubCo.

The disclosure under the heading “Risk Factors – Oppenheimer has resigned from its financial advisory role in connection with the business combination, and investors should not put any reliance on the fact that it was involved with any aspect of the business combination” on page 114 of the Proxy Statement is amended by adding the following paragraph:

Oppenheimer was to be compensated, in part, on a deferred basis for its underwriting services in connection with PubCo’s initial public offering and such services have already been rendered. PubCo believes that the waiver of fees for services that have already been rendered is unusual. Oppenheimer has performed substantially all of their obligations to obtain this fee and therefore is gratuitously waiving the right to be compensated.

The first paragraph of page 21, the table on page 21 and the explanatory footnotes on pages 21 and 22 of the Proxy Statement are replaced with the following:

The following table summarizes the dilutive effect and the pro forma ownership of common stock of the combined company, and the effect of the per share value of PubCo common stock held by non-redeeming PubCo stockholders, assuming all dilutive securities are exercised and converted to economic shares of PubCo common stock on a one-for-one basis assuming no net settlement of shares upon exercise, following the business combination, under the no redemptions, 25%, 50% and 75% redemptions and maximum redemption scenarios. The potential dilution impact is calculated at a per share price of $16.01, which represents the minimum price per share at which all dilutive securities are exercisable and can be converted to economic shares of PubCo common stock:

	Assuming No Redemptions		Assuming 25% Redemptions		Assuming 50% Redemptions		Assuming 75% Redemptions		Assuming Maximum Redemptions
	Number of Shares	Value per Share(1)	Number of Shares	Value per Share(2)	Number of Shares	Value per Share(3)	Number of Shares	Value per Share(4)	Number of Shares	Value per Share(5)
Base scenario(6)	85,807,812	$16.01	77,901,562	$16.01	69,995,312	$16.01	62,089,062	$16.01	60,196,139	$16.01
Assuming all PubCo Public Warrants are exercised(7)	117,432,812	$11.70	109,526,562	$11.39	101,620,312	$11.03	93,714,062	$10.61	91,821,139	$10.50
Assuming all PubCo Private Placement Warrants are exercised(8)	98,031,562	$14.01	90,125,312	$13.84	82,219,062	$13.63	74,312,812	$13.38	72,419,889	$13.31
Assuming all BT OpCo Class 1 Earn-Out Units are converted(9)	90,807,812	$15.13	82,901,562	$15.04	74,995,312	$14.94	67,089,062	$14.82	65,196,139	$14.78
Assuming all BT OpCo Class 2 Earn-Out Units are converted(9)	90,807,812	$15.13	82,901,562	$15.04	74,995,312	$14.94	67,089,062	$14.82	65,196,139	$14.78
Assuming all BT OpCo Class 3 Earn-Out Units are converted(9)	90,807,812	$15.13	82,901,562	$15.04	74,995,312	$14.94	67,089,062	$14.82	65,196,139	$14.78
Assuming all PubCo Public Warrants and PubCo Private Placement Warrants are exercised and BT OpCo Class 1 Earn-Out Units, BT OpCo Class 2 Earn-Out Units, and BT OpCo Class 3 Earn-Out Units are vested(10)	144,656,562	$9.50	136,750,312	$9.12	128,844,062	$8.70	120,937,812	$8.22	119,044,889	$8.10

1)	Based on a post-transaction equity value of the combined company of $1,373.78 million.
2)	Based on a post-transaction equity value of the combined company of $1,247.20 million.
3)	Based on a post-transaction equity value of the combined company of $1,120.62 million.
4)	Based on a post-transaction equity value of the combined company of $994.05 million
5)	Based on a post-transaction equity value of the combined company of $963.74 million.
6)

Represents the number of pro forma shares of common stock of the combined company, excluding potential shares of common stock from dilutive securities, following the business combination, under the no and maximum redemptions scenarios.

7)	Represents the Base Scenario plus the full exercise of 31,625,000 PubCo Public Warrants for a cash exercise price of $11.50 per share.
8)	Represents the Base Scenario plus the full exercise of 12,223,750 PubCo Private Placement Warrants for a cash exercise price of $11.50 per share.
9)

Represents the Base Scenario plus the full conversion of 5,000,000 BT OpCo Class 1 Earn-Out Units, 5,000,000 BT OpCo Class 2 Earn-Out Units, and 5,000,000 BT OpCo Class 3 Earn-Out Units held by BT Assets, into an equal number of BT OpCo Common Units after the occurrence of the First Milestone, Second Milestone, and Third Milestone (as defined in the Earn-out Consideration section above), respectively, along with an equal number of non-economic super voting shares of PubCo Class V common stock. These are convertible into shares of PubCo Class M common stock, which are economically equivalent to the shares of PubCo Class A common stock. However, each share of PubCo Class M common stock is entitled to ten votes per share whereas each share of PubCo Class A common stock is entitled to one vote per share.

10)

Represents the Base Scenario plus (i) the full exercise of PubCo Public Warrants and PubCo Private Placement Warrants and (ii) full conversion of BT OpCo Class 1 Earn-Out Units, BT OpCo Class 2 Earn-Out Units, and BT OpCo Class 3 Earn-Out Units in accordance with the terms described above.

The first paragraph of page 167, the table on page 167 and the explanatory footnotes on page 167 of the Proxy Statement are replaced with the following:

The following table summarizes the dilutive effect and the pro forma ownership of common stock of the combined company, and the effect of the per share value of PubCo common stock held by non-redeeming PubCo stockholders, assuming all dilutive securities are exercised and converted to economic shares of PubCo common stock on a one-for-one basis assuming no net settlement of shares upon exercise, following the business combination, under the no redemptions, 25%, 50% and 75% redemptions and maximum redemption scenarios. The potential dilution impact is calculated at a per share price of $16.01, which represents the minimum price per share at which all dilutive securities are exercisable and can be converted to economic shares of PubCo common stock:

	Assuming No Redemptions		Assuming 25% Redemptions		Assuming 50% Redemptions		Assuming 75% Redemptions		Assuming Maximum Redemptions
	Number of Shares	Value per Share(1)	Number of Shares	Value per Share(2)	Number of Shares	Value per Share(3)	Number of Shares	Value per Share(4)	Number of Shares	Value per Share(5)
Base scenario(6)	85,807,812	$16.01	77,901,562	$16.01	69,995,312	$16.01	62,089,062	$16.01	60,196,139	$16.01
Assuming all PubCo Public Warrants are exercised(7)	117,432,812	$11.70	109,526,562	$11.39	101,620,312	$11.03	93,714,062	$10.61	91,821,139	$10.50
Assuming all PubCo Private Placement Warrants are exercised(8)	98,031,562	$14.01	90,125,312	$13.84	82,219,062	$13.63	74,312,812	$13.38	72,419,889	$13.31
Assuming all BT OpCo Class 1 Earn-Out Units are converted(9)	90,807,812	$15.13	82,901,562	$15.04	74,995,312	$14.94	67,089,062	$14.82	65,196,139	$14.78
Assuming all BT OpCo Class 2 Earn-Out Units are converted(9)	90,807,812	$15.13	82,901,562	$15.04	74,995,312	$14.94	67,089,062	$14.82	65,196,139	$14.78
Assuming all BT OpCo Class 3 Earn-Out Units are converted(9)	90,807,812	$15.13	82,901,562	$15.04	74,995,312	$14.94	67,089,062	$14.82	65,196,139	$14.78
Assuming all PubCo Public Warrants and PubCo Private Placement Warrants are exercised and BT OpCo Class 1 Earn-Out Units, BT OpCo Class 2 Earn-Out Units, and BT OpCo Class 3 Earn-Out Units are vested(10)	144,656,562	$9.50	136,750,312	$9.12	128,844,062	$8.70	120,937,812	$8.22	119,044,889	$8.10

1)	Based on a post-transaction equity value of the combined company of $1,373.78 million.
2)	Based on a post-transaction equity value of the combined company of $1,247.20 million.
3)	Based on a post-transaction equity value of the combined company of $1,120.62 million.
4)	Based on a post-transaction equity value of the combined company of $994.05 million
5)	Based on a post-transaction equity value of the combined company of $963.74 million.
6)

Represents the number of pro forma shares of common stock of the combined company, excluding potential shares of common stock from dilutive securities, following the business combination, under the no and maximum redemptions scenarios.

7)	Represents the Base Scenario plus the full exercise of 31,625,000 PubCo Public Warrants for a cash exercise price of $11.50 per share.
8)	Represents the Base Scenario plus the full exercise of 12,223,750 PubCo Private Placement Warrants for a cash exercise price of $11.50 per share.
9)

Represents the Base Scenario plus the full conversion of 5,000,000 BT OpCo Class 1 Earn-Out Units, 5,000,000 BT OpCo Class 2 Earn-Out Units, and 5,000,000 BT OpCo Class 3 Earn-Out Units held by BT Assets, into an equal number of BT OpCo Common Units after the occurrence of the First Milestone, Second Milestone, and Third Milestone (as defined in the Earn-out Consideration section above), respectively, along with an equal number of non-economic super voting shares of PubCo Class V common stock. These are convertible into shares of PubCo Class M common stock, which are economically equivalent to the shares of PubCo Class A common stock. However, each share of PubCo Class M common stock is entitled to ten votes per share whereas each share of PubCo Class A common stock is entitled to one vote per share.

10)

Represents the Base Scenario plus (i) the full exercise of PubCo Public Warrants and PubCo Private Placement Warrants and (ii) full conversion of BT OpCo Class 1 Earn-Out Units, BT OpCo Class 2 Earn-Out Units, and BT OpCo Class 3 Earn-Out Units in accordance with the terms described above.

The disclosure under the heading “Risk Factors – Our products and services may be exploited to facilitate illegal activity such as fraud, money laundering, gambling, tax evasion, and scams. If any of our users use our business to further such illegal activities, our business could be adversely affected.” on page 66 of the Proxy Statement is amended by adding the following paragraph:

Like many money service businesses, we face a variety of unique challenges when it comes to AML compliance, which require us to implement compliance programs unique in comparison to a bank or large financial institution. Our kiosks operate in retail store fronts detached from the store’s core business operations which necessitates all KYC and AML data collection to be automated at the kiosk without any interpersonal interactions. Further, individuals attempting to shield the ultimate beneficiary of these transactions often move funds from these transactions multiple times. In addition, we do not typically trace where the Bitcoin is sent following the delivery of the Bitcoin from Bitcoin Depot to the user which could make it easier for users to obscure the ultimate beneficiary or end use of the Bitcoin purchased from us, especially when those looking to commit fraud or launder money could present different or even fictitious, counterfeit, or altered identification on separate occasions.

The Proxy Statement is amended by adding the following risk factor immediately after the risk factor ending on page 68 of the Proxy Statement entitled “Risk Factors – If we fail to retain existing users or add new users, or if our users decrease their level of engagement with our products and services, our business, operating results, and financial condition may be significantly harmed.”

Our products and services may be negatively characterized by consumer advocacy groups, the media and certain federal, state and local government officials, and if those negative characterizations become increasingly accepted by current or potential new users and/or our retail partners, our reputation could be significantly impacted and demand for our products and services and our transaction volume could decrease and our business could be materially and adversely affected.

Certain media reports have asserted that laws and regulations regarding cryptocurrencies and related transactions and activities should be broader and more restrictive. In many cases, these media reports can focus on fees charged to users, which are often alleged to be higher than the fees typically charged by banks or similar institutions, as well as marketing tactics, which are alleged to target socioeconomically vulnerable communities. The fees and marketing strategies associated with our kiosks are from time to time characterized by consumer advocacy groups and media reports as predatory or abusive without discussing the numerous benefits to users. If the negative characterization of our marketing strategies and/or fee structure becomes increasingly accepted by current or potential new users or our retail partners, demand for our products and services could decrease, which could have a material adverse effect on our business, results of operations and financial condition.

If we are unable to quickly and effectively respond to such characterizations, or if there are modifications to our fee model, including as a result of changes in or the adoption of any laws or regulations imposing restrictions or limitations on the markup at which we sell Bitcoin to users, we may experience declines in user loyalty and transactions and our relationships with our retail partners may suffer, which could have a material adverse effect on our business, results of operations and financial condition. Additionally, any actions by our competitors that are challenged by users, advocacy groups, the media or governmental agencies or entities as being abusive or predatory, could result in our products and services being perceived as unlawful or inappropriate activities or business practices, merely because we operate in the same general industries as such competitors. Such perception, whether or not accurate, could have a material adverse effect on our business, results of operations and financial condition.

The disclosure under the heading “Risk Factors – The further development and acceptance of cryptocurrency networks and other cryptocurrencies, which represent a new and rapidly changing industry, are subject to a variety of factors that are difficult to predict and evaluate. The slowing or stopping of the development or acceptance of digital asset systems may adversely affect an investment in us.” beginning on page 75 of the Proxy Statement is amended by adding the following paragraphs:

Specifically, recent negative publicity stemming from these market disruptions and speculation of potential future disruptions increases our risk of reputational harm simply by association with the industry.

Further, any future market disruptions resulting in overall decreased interest in Bitcoin could harm our business. The prevalence of cryptocurrency is a relatively recent trend, and the long-term adoption of cryptocurrency by investors, consumers, and businesses remains uncertain.

The number of user transactions and our transaction volumes is partially dependent on the price of Bitcoin, as well as the associated demand for buying, selling and trading Bitcoin, which can be and historically have been volatile. If such prices decline, the number of user transactions or our transaction volumes could decrease. As such, any such declines, or any declines in the price of Bitcoin or market liquidity for cryptocurrency generally, may result in lower total revenue to us due to an associated decrease in demand for our products and services. The price and trading volume of any cryptocurrency, including Bitcoin, is subject to significant uncertainty and volatility, depending on a number of factors, as discussed under the heading “– Our transaction volume may be partially dependent on the prices of Bitcoin we sell, which can be volatile. If such prices decline, the volume of user transactions could decrease and our business, operating results, and financial condition would be adversely affected.”

The disclosure under the heading “Risk Factors – The theft, loss, or destruction of private keys required to access any Bitcoin may be irreversible. If we are unable to access our private keys or if we experience a hack or other data loss relating to our ability to access any Bitcoin, it could cause regulatory scrutiny, reputational harm, and other losses.” on page 81 of the Proxy Statement is amended by adding the following sentences:

The current balance in Bitcoin Depot’s hot wallets as of March 2, 2023, is $526,000. The average balance in Bitcoin Depot’s hot wallets during the twelve months ended December 31, 2022 was $287,000 and the maximum balance held during the twelve months ended December 31, 2022 was $961,000.

The disclosure under the heading “Business of Bitcoin Depot” beginning on page 231 of the Proxy Statement is amended by adding the following:

During early November 2022, market volatility in the prices of digital assets spiked in connection with liquidity issues faced by FTX and Alameda Research and in anticipation of such firms’ potential bankruptcy. Bitcoin Depot currently has no counterparty credit exposure to these firms or any other crypto industry firms involved in recent bankruptcies. Further, Bitcoin Depot does not have any material assets that may not be recovered, or that may otherwise be lost or misappropriated, due to such bankruptcies. Bitcoin Depot has not experienced, and does not anticipate that there will be, any material impact on its plans for business operations or financial condition as a result of such recent bankruptcies. Bitcoin Depot believes such events, when juxtaposed with Bitcoin Depot’s business model and operational standards, further highlight Bitcoin Depot’s prudent risk management practices and differentiate Bitcoin Depot’s risk profile because Bitcoin Depot never custodies a user’s Bitcoin. As a result, while we have seen a relatively small decline in transaction volume, we have not experienced any material impact as a result of the FTX bankruptcy and related market disruptions.

The disclosure under the heading “– Key Business Metrics and Non-GAAP Financial Measures” on pages 247 through 250 of the Proxy Statement is amended and restated to reflect two distinct sections as follows:

Key Business Metrics

We monitor and evaluate the following key business metrics to measure performance, identify trends, develop and refine growth strategies and make strategic decisions. We believe these metrics and measures are useful to facilitate period-to-period comparisons of our business, and to facilitate comparisons of our performance to that of our competitors.

Our key metrics are calculated using internal company data based on the activity we measure on our platform and may be compiled from multiple systems. While the measurement of our key metrics is based on what we believe to be reasonable methodologies and estimates, there are inherent challenges and limitations in measuring our key metrics internationally. The methodologies used to calculate our key metrics require judgment and we regularly review our processes for calculating these key metrics, and from time to time we may make adjustments to improve their accuracy or relevance.

	Three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2022			2021				2020
Installed kiosks (at period end)	6,787	6,955	6,711	6,220	4,520	2,811	1,859	1,061	671

Returning user transaction count	11.2	11.5	11.9	12.3	11.5	11.8	12.2	12.0	12.3

Median kiosk transaction size	$180	$170	$176	$168	$160	$160	$140	$115	$100

BDCheckout locations (at period end)(1)	8,661	8,395	—	—	—	—	—	—	—

(1)	BDCheckout was launched in the second quarter of 2022.

Installed Kiosks

We believe this metric provides us an indicator of our market penetration, the growth of our business and our potential future business opportunities. We define installed kiosks as the number of kiosks we have installed at the end of the quarter in a retail location and that are connected to our network.

Returning User Transaction Count

We believe this metric provides us an indicator of user retention and our competitive advantage relative to our peers, as well as the trajectory of adoption of cryptocurrency, and allows us to make strategic decisions. We define returning user transaction count as the average number of aggregate transactions completed at a kiosk in the four quarters trailing the quarter in which a given user’s first transaction occurred, measured only for users who complete more than one transaction. For example, as of September 30, 2022, users who first transacted at one of our kiosks during the three months ended September 30, 2021 and who subsequently completed a second transaction completed an average of 11.2 transactions over the twelve months following their initial transaction.

Median Kiosk Transaction Size

We believe this metric provides us information to analyze user behavior as well as evaluate our performance and formulate financial projections. We calculate median kiosk transaction size based on the dollar value of all purchases and sales of Bitcoin at our kiosks during the quarter, including related transaction fees.

BDCheckout Locations

We believe this metric provides us an indicator of our market penetration, the growth of our business and our potential future business opportunities. We calculate BDCheckout locations as the number of locations where BDCheckout is available at the end of the quarter.

Non-GAAP Financial Measures

Adjusted Gross Profit

We define Adjusted Gross Profit (a non-GAAP financial measure) as revenue less cost of revenue (excluding depreciation and amortization).

We believe Adjusted Gross Profit provides useful information to investors and others in understanding and evaluating our results of operations, as well as provides a useful measure for period-to-period comparisons of our business performance. Moreover, we have included Adjusted Gross Profit in this proxy statement because it is a key measurement used internally by management to measure the efficiency of our business. This non-GAAP financial measure should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. We compensate for these limitations by relying primarily on GAAP results and using Adjusted Gross Profit on a supplemental basis. Our computation of Adjusted Gross Profit may not be comparable to other similarly titled measures computed by other companies because not all companies calculate this measure in the same fashion. You should review the reconciliation of Gross Profit to Adjusted Gross Profit below and not rely on any single financial measure to evaluate our business.

The following table presents a reconciliation of revenue to Adjusted Gross Profit for the periods indicated:

	Nine Months Ended September 30,		Year Ended December 31,
	2022	2021	2021	2020 (Restated)
	(in thousands)
Revenue	$497,167	$396,937	$548,980	$245,131
Cost of revenue (excluding depreciation and amortization)	443,939	355,357	492,954	214,038

Depreciation and amortization	(14,365)	(8,396)	(13,041)	(2,246)

Gross Profit	$38,863	$33,184	$42,985	$28,847
Adjustments:
Depreciation and amortization excluded from cost of revenue	14,365	8,396	13,041	2,246

Adjusted Gross Profit	$53,228	$41,580	$56,026	$31,093

Adjusted Gross Profit Margin(1)	10.7%	10.5%	10.2%	12.7%
Gross Profit Margin (1)	7.8%	8.4%	7.8%	11.8%

(1)	Calculated as a percentage of revenue.

Adjusted EBITDA

We define Adjusted EBITDA (a non-GAAP financial measure) as net income before interest expense, tax expense, depreciation and amortization, non-recurring expenses and miscellaneous cost adjustments.

The below items are excluded from Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items is unpredictable, not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our results of operations, as well as provides a useful measure for period-to-period comparisons of our business performance. Moreover, we have included Adjusted EBITDA in this proxy statement because it is a key measurement used internally by management to make operating decisions, including those related to operating expenses, evaluate performance and perform strategic and financial planning. However, you should be aware that when evaluating Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating these measures. The presentation of this measure should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Further, this non-GAAP financial measure should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. We compensate for these limitations by relying primarily on GAAP results and using Adjusted EBITDA on a supplemental basis. Our computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies because not all companies calculate this measure in the same fashion. You should review the reconciliation of net income to Adjusted EBITDA below and not rely on any single financial measure to evaluate our business.

The following table presents a reconciliation of net income to Adjusted EBITDA for the periods indicated:

	Nine Months Ended September 30,		Year Ended December 31,
	2022	2021	2021	2020
	(in thousands)
Net income	$4,073	$10,032	$5,922	$14,405
Adjustments:
Interest expense	9,153	5,134	8,000	731
Income tax expense (benefit)	(859)	(198)	(171)	—
Depreciation and amortization	14,365	8,396	13,041	2,246
Non-recurring expenses(1)	2,972	1,866	2,925	461
Special bonus	—	—	—	3,344	(2)

Adjusted EBITDA	$29,705	$25,230	$29,717	$21,187

(1)	Non-recurring expenses include, but are not limited to, those relating to legal and accounting services and recruiting fees.
(2)	This amount relates to a one-time bonus to our founder.

The disclosure under the heading “Components of Results of Operations – Cost of revenue (excluding depreciation and amortization)” on page 251 of the Proxy Statement is amended by replacing the second sentence under such heading with the following:

Cost of revenue (excluding depreciation and amortization) includes the cost of Bitcoin, fees paid to obtain Bitcoin, impairment of cryptocurrencies, gains on sales of Bitcoin on an exchange, fees paid to operate the software on the BTMs, rent paid for floorspace for BTMs, fees paid to transfer Bitcoin to users, cost of kiosk repair and maintenance, and the cost of armored trucks to collect and transport cash deposited into the BTMs.

The disclosure under the heading “Summary of Critical Accounting Policies and Accounting Estimates – Cryptocurrencies” on page 262 through page 263 is replaced with the following:

Cryptocurrencies

Cryptocurrencies are a unit of account that function as a medium of exchange on a respective blockchain network, and a digital and decentralized ledger that keeps a record of all transactions that take place across a peer-to-peer network. The Company’s cryptocurrencies were primarily comprised of Bitcoin (“BTC”), Litecoin (“LTC”), and Ethereum (“ETH”) for the periods presented and are collectively referred to as “cryptocurrencies” in the consolidated financial statements. The Company primarily purchases cryptocurrencies to sell to customers referred to as “Cryptocurrency held for sales to customers.” The Company has purchased certain cryptocurrencies (BTC and ETH) as short-term investments referred to as “Cryptocurrency held for investment.”

The Company accounts for cryptocurrencies as indefinite-lived intangible assets in accordance with Accounting Standards Codification (“ASC”) 350, Intangibles - Goodwill and Other, and they are recorded on the Company’s consolidated balance sheets at cost, less any impairments. The Company has control and ownership over its cryptocurrencies which are stored in hot wallets using third-party custodial services that are geographically dispersed.

The primary purpose of the Company’s operations is to buy and sell Bitcoin using the BTM kiosk network and other services. The Company does not engage in broker-dealer activities in pursuit of that significant purpose. The Company uses various exchanges to purchase, liquidate and manage its Bitcoin positions; however, this does not impact the accounting for these assets as intangible assets.

Impairment

Because the Company’s cryptocurrencies are accounted for as indefinite-lived intangible assets, the cryptocurrencies are tested for impairment annually or more frequently if events or changes in circumstances indicate it is more likely than not that the asset is impaired in accordance with ASC 350. The Company has determined that a decline in the quoted market price below the carrying value is viewed as an impairment indicator because the cryptocurrencies are traded in active markets where there are observable prices. Therefore, the fair value is used to assess whether an impairment loss should be recorded. If the fair value of the cryptocurrency decreases below the initial cost basis, or the carrying value, during the assessed period, an impairment charge is recognized at that time in cost of revenue (excluding depreciation and amortization). After an impairment loss is recognized, the adjusted carrying amount of the cryptocurrency becomes its new accounting basis and this new cost basis will not be adjusted upward for any subsequent increase in fair value. For the purposes of measuring impairment on its cryptocurrencies, the Company determines the fair value of its BTC, LTC, and ETH on a nonrecurring basis in accordance with ASC 820, Fair Value Measurement, based on quoted (unadjusted) prices on the Coinbase exchange, the active exchange that the Company has determined is its principal market (Level 1 inputs).

Cryptocurrency held for sale to customers

The Company purchases cryptocurrencies, which are held in hot wallets, on a just-in-time basis to facilitate sales to customers and mitigate exposure to volatility in cryptocurrency prices. The Company sells BTC, LTC and ETH from their BTM kiosks and OTC in exchange for cash for a prescribed transaction fee applied to the current market price of the cryptocurrency at the time of the transaction, plus a predetermined markup. When the cryptocurrency is sold to customers, the Company records the cost on a first-in-first-out basis within cost of revenue (excluding depreciation and amortization).

The related cash flows from sales of cryptocurrencies are presented as cash flows from operating activities on the consolidated statements of cash flows.

For cryptocurrencies sold to customers, the Company follows an accounting convention in applying ASC 350 such that impairment on cryptocurrencies bought and sold on the same day is not evaluated, as any impairment and the remaining cost basis are recorded to cost of revenue (excluding depreciation and amortization) on the same day. In addition, due to the immaterial amounts held in the Company’s hot wallets at the end of any day and due to the short duration of time between the initial purchase and sale to customers, impairments related to these cryptocurrencies are immaterial during the periods presented and as a result, have not been separately disclosed.

Cryptocurrency held for investment

The Company has held certain cryptocurrencies (BTC and ETH) as short-term investments. These cryptocurrencies are recorded at cost less any cumulative impairments until disposed of. The cost of the cryptocurrency and any realized gains from the disposition of cryptocurrencies held as investments on an exchange for cash are recorded within cost of revenue (excluding depreciation and amortization) on the consolidated statements of income and comprehensive income.

The related cash flows from cryptocurrencies held for investment are presented as cash flows from operating activities on the consolidated statements of cash flows based on the nature of the activity that gives rise to the cash flows, i.e., the investments were intended to be held for a short-time period until the cryptocurrencies were sold to customers or sold on exchange to generate cash to fund operations.

For cryptocurrencies that are purchased as investments, the Company monitors the fair value of the cryptocurrency which is measured using the quoted price of the cryptocurrency on the Coinbase exchange. If the quoted price of the cryptocurrency has fallen below the carrying value at any time subsequent to its acquisition, the Company records impairment at that time in cost of revenue (excluding depreciation and amortization) within the consolidated statements of income and comprehensive income and separately discloses the amount of the impairments in accordance with ASC 350.

The disclosure under the heading “(e) Cryptocurrencies” beginning on page F-48 is amended and restated as follows:

(e) Cryptocurrencies:

Cryptocurrencies are a unit of account that function as a medium of exchange on a respective blockchain network, and a digital and decentralized ledger that keeps a record of all transactions that take place across a peer-to-peer network. The Company’s cryptocurrencies were primarily comprised of Bitcoin (“BTC”), Litecoin (“LTC”), and Ethereum (“ETH”) for the periods presented and are collectively referred to as “cryptocurrencies” in the consolidated financial statements. The Company primarily purchases cryptocurrencies to sell to customers referred to as “Cryptocurrency held for sales to customers.” The Company has purchased certain cryptocurrencies (BTC and ETH) as short-term investments referred to as “Cryptocurrency held for investment.”

The Company accounts for cryptocurrencies as indefinite-lived intangible assets in accordance with Accounting Standards Codification (“ASC”) 350, Intangibles - Goodwill and Other, and they are recorded on the Company’s consolidated balance sheets at cost, less any impairments. The Company has control and ownership over its cryptocurrencies which are stored in hot wallets using third-party custodial services that are geographically dispersed.

The primary purpose of the Company’s operations is to buy and sell Bitcoin using the BTM kiosk network and other services. The Company does not engage in broker-dealer activities in pursuit of that significant purpose. The Company uses various exchanges to purchase, liquidate and manage its Bitcoin positions; however, this does not impact the accounting for these assets as intangible assets.

Impairment

Because the Company’s cryptocurrencies are accounted for as indefinite-lived intangible assets, the cryptocurrencies are tested for impairment annually or more frequently if events or changes in circumstances indicate it is more likely than not that the asset is impaired in accordance with ASC 350. The Company has determined that a decline in the quoted market price below the carrying value is viewed as an impairment indicator because the cryptocurrencies are traded in active markets where there are observable prices. Therefore, the fair value is used to assess whether an impairment loss should be recorded. If the fair value of the cryptocurrency decreases below the initial cost basis or the carrying value during the assessed period, an impairment charge is recognized at that time in cost of revenue (excluding depreciation and amortization). After an impairment loss is recognized, the adjusted carrying amount of the cryptocurrency becomes its new accounting basis and this new cost basis will not be adjusted upward for any subsequent increase in fair value. For the purposes of measuring impairment on its cryptocurrencies, the Company determines the fair value of its BTC, LTC, and ETH on a nonrecurring basis in accordance with ASC 820, Fair Value Measurement, based on quoted (unadjusted) prices on the Coinbase exchange, the active exchange that the Company has determined is its principal market (Level 1 inputs).

Cryptocurrency held for sales to customers:

The Company purchases cryptocurrencies, which are held in hot wallets, on a just-in-time basis to facilitate sales to customers and mitigate exposure to volatility in cryptocurrency prices. The Company sells BTC, LTC and ETH from their BTM kiosks and OTC in exchange for cash for a prescribed transaction fee applied to the current market price of the cryptocurrency at the time of the transaction, plus a predetermined markup. When the cryptocurrency is sold to customers, the Company records the cost on a first-in-first-out basis within cost of revenue (excluding depreciation and amortization).

The related cash flows from sales of cryptocurrencies are presented as cash flows from operating activities on the consolidated statements of cash flows.

For cryptocurrencies sold to customers the Company follows an accounting convention in applying ASC 350 such that impairment on cryptocurrencies bought and sold on the same day is not evaluated, as any impairment and the remaining cost basis are recorded in cost of revenue (excluding depreciation and amortization) on the same day. In addition, due to the immaterial amounts held in in the Company’s hot wallets at the end of any day and due to the short duration of time between the initial purchase and sale to customers, impairments related to these cryptocurrencies are immaterial during the periods presented and as a result, have not been separately disclosed.

Cryptocurrency held for investment:

The Company has held certain cryptocurrencies (BTC and ETH) as short-term investments in separate hot wallets apart from cryptocurrencies held for sale. These cryptocurrencies are recorded at cost less any cumulative impairments until disposed of. The cost of the cryptocurrency and any realized gains from the disposition of cryptocurrencies held as investments on an exchange for cash are recorded within cost of revenue (excluding depreciation and amortization) on the consolidated statements of income and comprehensive income.

The related cash flows from cryptocurrencies held for investment are presented as cash flows from operating activities on the consolidated statements of cash flows based on the nature of the activity that gives rise to the cash flows, i.e., the investments were intended to be held for a short-time period until the cryptocurrencies were sold to customers or sold on exchange to generate cash to fund operations.

For cryptocurrencies that are purchased as investments, the Company monitors the fair value of the cryptocurrency which is measured using the quoted price of the cryptocurrency on the Coinbase exchange. If the quoted price of the cryptocurrency has fallen below the carrying value at any time subsequent to its acquisition, the Company records impairment at that time cost of revenue (excluding depreciation and amortization) within in the consolidated statements of income and comprehensive income and separately discloses the amount of the impairments in accordance with ASC 350.

For the year ended December 31, 2021, the Company recognized $4,992,418 of impairment on cryptocurrencies held as investments, $915,146 of gains from the sale of cryptocurrencies on exchange, in cost of revenue (excluding depreciation and amortization), and $1,050,340 of partial recoveries of previously impaired cryptocurrencies from sales to customers in revenue. For the year ended December 31, 2020, the Company did not record any impairment on cryptocurrencies held as investments as the Company did not hold any cryptocurrencies for investment purposes.

See Notes 2(i) and 2(j) to the consolidated financial statements for further information regarding the Company’s revenue recognition and cost of revenue, respectively, related to the Company’s cryptocurrencies.

The disclosure under the heading “(e) Cryptocurrencies” beginning on page F-81 is amended and restated as follows:

(e) Cryptocurrencies:

Cryptocurrencies are a unit of account that function as a medium of exchange on a respective blockchain network, and a digital and decentralized ledger that keeps a record of all transactions that take place across a peer-to-peer network. The Company’s cryptocurrencies were primarily comprised of Bitcoin (“BTC”), Litecoin (“LTC”), and Ethereum (“ETH”) for the periods presented and are collectively referred to as “cryptocurrencies” in the consolidated financial statements. The Company primarily purchases cryptocurrencies to sell to customers referred to as “Cryptocurrency held for sales to customers.” The Company has purchased certain cryptocurrencies (BTC and ETH) as short-term investments referred to as “Cryptocurrency held for investment.”

The Company accounts for cryptocurrencies as indefinite-lived intangible assets in accordance with Accounting Standards Codification (“ASC”) 350, Intangibles - Goodwill and Other, and they are recorded on the Company’s consolidated balance sheets at cost, less any impairments. The Company has control and ownership over its cryptocurrencies which are stored in hot wallets using third-party custodial services that are geographically dispersed.

The primary purpose of the Company’s operations is to buy and sell Bitcoin using the BTM kiosk network and other services. The Company does not engage in broker-dealer activities in pursuit of that significant purpose. The Company uses various exchanges to purchase, liquidate and manage its Bitcoin positions; however, this does not impact the accounting for these assets as intangible assets.

Impairment

Because the Company’s cryptocurrencies are accounted for as indefinite-lived intangible assets, the cryptocurrencies are tested for impairment annually or more frequently if events or changes in circumstances indicate it is more likely than not that the asset is impaired in accordance with ASC 350. The Company has determined that a decline in the quoted market price below the carrying value is viewed as an impairment indicator because the cryptocurrencies are traded in active markets where there are observable prices. Therefore, the fair value is used to assess whether an impairment loss should be recorded. If the fair value of the cryptocurrency decreases below the initial cost basis or the carrying value during the assessed period, an impairment charge is recognized at that time in cost of revenue (excluding depreciation and amortization). After an impairment loss is recognized, the adjusted carrying amount of the cryptocurrency becomes its new accounting basis and this new cost basis will not be adjusted upward for any subsequent increase in fair value. For the purposes of measuring impairment on its cryptocurrencies, the Company determines the fair value of its BTC, LTC, and ETH on a nonrecurring basis in accordance with ASC 820, Fair Value Measurement, based on quoted (unadjusted) prices on the Coinbase exchange, the active exchange that the Company has determined is its principal market (Level 1 inputs).

Cryptocurrency held for sales to customers:

The Company purchases cryptocurrencies, which are held in our hot wallets, on a just-in-time basis to facilitate sales to customers and mitigate exposure to volatility in cryptocurrency prices. The Company sells BTC, LTC and ETH from their BTM kiosks and OTC, and BTC from BDCheckout, in exchange for cash for a prescribed transaction fee applied to the current market price of the cryptocurrency at the time of the transaction, plus a predetermined markup. When the cryptocurrency is sold to customers, the Company records the cost on a first-in-first-out basis within cost of revenue (excluding depreciation and amortization).

The related cash flows from sales of cryptocurrencies are presented as cash flows from operating activities on the consolidated statements of cash flows.

For cryptocurrencies sold to customers, the Company follows an accounting convention in applying ASC 350 such that impairment on cryptocurrencies bought and sold on the same day is not evaluated, as any impairment and the remaining cost basis are recorded to cost of revenue (excluding depreciation and amortization) on the same day. In addition, due to the immaterial amounts held in the Company’s hot wallets at the end of any day and due to the short duration of time between the initial purchase and sale to customers, impairments related to these cryptocurrencies are immaterial during the periods presented and as a result, have not been separately disclosed.

Cryptocurrency held for investment:

The Company has held certain cryptocurrencies (BTC and ETH) as short-term investments in separate hot wallets apart from cryptocurrencies held for sale. These cryptocurrencies are recorded at cost less any cumulative impairments until disposed of. The cost of the cryptocurrency and any realized gains from the disposition of cryptocurrencies held as investments on an exchange for cash are recorded within cost of revenue (excluding depreciation and amortization) on the consolidated statements of income and comprehensive income.

The related cash flows from cryptocurrencies held for investment are presented as cash flows from operating activities on the consolidated statements of cash flows based on the nature of the activity that gives rise to the cash flows, i.e., the investments were intended to be held for a short-time period until the cryptocurrencies were sold to customers or sold on exchange to generate cash to fund operations.

For cryptocurrencies that are purchased as investments, the Company monitors the fair value of the cryptocurrency which is measured using the quoted price of the cryptocurrency on the Coinbase exchange. If the quoted price of the cryptocurrency has fallen below the carrying value at any time subsequent to its acquisition, the Company records impairment at that time in cost of revenue (excluding depreciation and amortization) within the consolidated statements of income and comprehensive income and separately discloses the amount of the impairments in accordance with ASC 350.

For the period ended September 30, 2022, the Company recognized $0 of impairment on cryptocurrencies held as investments, and $1.0 million of gains from the sale of cryptocurrencies on exchange in cost of revenue (excluding depreciation and amortization). For the period ended September 30, 2021, the Company recognized $4.9 million of impairment on cryptocurrencies held as investments.

See Notes 2(i) and 2(j) to the consolidated financial statements for further information regarding the Company’s revenue recognition and cost of revenue, respectively, related to the Company’s cryptocurrencies.

The disclosure under the heading “(i) Revenue Recognition” beginning on pages F-51 and F-84 is amended by adding the following paragraph after the sixth paragraph under each such heading:

The Company has considered whether its contracts with customers for software services are themselves derivative contracts or contain an embedded derivative in accordance with ASC 815 - Derivatives and Hedging, as the Company elects to receive BTC as payment for these software fees. The Company determined that the contracts are not themselves derivative contracts in their entirety but do contain an embedded derivative for the right to receive the USD denominated receivable in BTC as settlement. Due to the immaterial amount of BTC not received as settlement of receivables from customers at each month end and because the fair value of the embedded derivative was determined to be de minimis, the Company has not separately disclosed the fair value of the embedded derivative in the Company’s consolidated financial statements.

The disclosure under the heading “Litigation” on pages F-71 and F-100 is amended by adding the following:

The Company assesses legal contingencies in accordance with ASC 450 - Contingencies and determines whether a legal contingency is probable, reasonably possible or remote. When contingencies become probable and can be reasonably estimated, the Company records an estimate of the probable loss. When contingencies are considered probable or reasonably possible but cannot be reasonably estimated, the Company discloses the contingency when the probable or reasonably possible loss could be material.

The disclosure under the heading “Subsequent Events” beginning on pages F-72 and F-100 is amended by adding the following to the end of the last paragraph under each such heading:

While there is a reasonable possibility of loss that could arise from this claim and that loss could be material, the Company does not believe that a loss is probable and the amount of loss, if any, is not estimable.